Exhibit 99.9
                 Computational Materials and/or ABS Term Sheets

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POOL SUMMARY DATA                                             Non-Conforming
Agency Conforming          % of pool                                     18.64%
Non Conforming             % of pool                                     81.36%
Prefunding (if any)        % of pool                                      0.00%
No of Loans                                                               1,742
Average Loan Size                                                      $198,400
WAC                                                                       7.56%
WA LTV                                                                   74.44%
% First Lien                                                            100.00%
% Owner Occ                                                              97.50%
% Purchase                                                               47.21%
% Cash out                                                               47.83%
% Full Doc                                                               65.42%
% Reduced/Limited Doc                                                     0.00%
% Stated Income                                                          34.58%
WA FICO                                                                     597
FICO Range                                                    463 to 807
Floating Rate Mortgages    % of pool                                     71.18%
Fixed Rate                 % of pool                                     28.82%
LTVs > 80%                                                               13.26%
LTV s> 90%                                                                3.62%
IO Mortgages               % of pool                                     26.10%
LOAN SIZE
Loans < 100k               % of pool                                     10.16%
Loans < 75k                % of pool                                      0.00%
Loans > 350k               % of pool                                     41.69%
Loans > 500k               % of pool                                     17.94%
Loans > 750k               % of pool                                      3.82%
DTI

GEOGRAPHIC
California                                                               30.96%
North California                                                          9.92%
South California                                                         21.04%
New York                                                                  3.33%
Illinois                                                                  2.55%
Virginia                                                                  3.07%
New Jersey                                                                2.16%
Florida                                                                  11.46%
Nevada                                                                    2.23%
Maryland
Georgia                                                                   1.67%
Single Prop                                                              72.83%
PUD                                                                      20.72%
2-4 Family                                                                1.67%

FICO
Unknown                                                                   0.00%
Fico < 600                                                               50.71%
Fico < 575                                                               31.51%
Fico < 550                                                               19.55%
Below 525                                                                 8.70%
526 to 550                                                               10.53%
551 to 575                                                               12.39%
576 to 600                                                               19.75%
601 to 625                                                               21.24%
626 to 650                                                               14.91%
651 to 675                                                                6.27%
676 to 700                                                                2.91%
Above 700                                                                 2.90%

Insurance                  any MI. plse provide summary                   3.69%


DELINQUENCIES
30-59 day past                                                            0.00%

Excess spread